SCHEDULE 14C
(RULE 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE SECURITIES
EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]     Preliminary Information Statement     [   ]     Confidential, for Use of the Commission
                                                        Only (as permitted by Rule 14c-5(d)(2))
[X]     Definitive Information Statement

PAYSTAR COMMUNICATIONS CORPORATION
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[  ]     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)     Title of each class of securities to which transaction applies:

     (2)     Aggregate number of securities to which transaction applies:

     (3)Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)     Proposed maximum aggregate value of transaction:

     (5)     Total fee paid:

[  ]     Fee paid previously with preliminary materials.

[  ]Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and  identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)     Amount Previously Paid:

     (2)     Form, Schedule or Registration Statement No.:

     (3)     Filing Party:

     (4)     Date Filed:

PAYSTAR COMMUNICATIONS CORPORATION
1110 W. Kettleman Lane
Suite 48
Lodi, CA  95240

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

INFORMATION STATEMENT

     This information statement is being furnished in connection with action taken by shareholders holding a majority of the voting power of our company.
On July 31, 2001, shareholders owning 5,490,900 shares, or 52.45% of the total outstanding shares on such date, approved an amendment to our articles of incorporation to change the corporate name to "PayStar Corporation" and approved an amendment to our 2000 Stock Option/Stock Issuance Plan to increase the maximum number of shares of common stock which may be issued over the term of the plan from 3,000,000 to 10,000,000 shares.  The amendment to the articles of incorporation and to the plan will be effective twenty days following the mailing of this information statement.

     There will not be a meeting of shareholders and none is required under
Nevada General  Corporation Law when an action has been approved by written consent of the holders of a majority of the outstanding shares of our common stock.

     This information statement is first being mailed on or about September 7,
2001, to the holders of our outstanding common stock as of July 31, 2001, the date the shareholder written consent was signed and delivered to us.  At July
31, 2001, we had 10,790,845 shares of our common stock outstanding.  Holders of the common stock are entitled to cast one vote for each share of common stock then registered in such holder's name.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth information regarding the beneficial ownership of our common stock as of July 31, 2001, by each person known to us to own beneficially more than 5% of the outstanding shares of our common stock; by each of our directors and executive officers; and by all of our directors and executive officers as a group:

                                             Amount and Nature
Name and Address                             of Beneficial
of Beneficial Owner          Position(s)     Ownership (1)     Percent of Class

William D. Yotty          Chairman & CEO     2,797,500(2)          25.22%
1110 West Kettleman Ln.
Suite 48
Lodi, CA  95240

Harry T. Martin           Senior Vice-         275,000(3)           2.51%
                          President & CFO

Clifford Goehring         Director             300,000(4)           2.73%

Ed Bevilacqua             Director              62,500(5)               *

Barry Schaffer            Director              62,500(6)               *

Executive officers and
directors as a group
(5 persons)                                  3,497,500             30.24%

Jeff McKay                                   1,105,900(7)          10.15%
2400 Mauna Kea Dr.
Ceres, CA 95307

Tom Howell                                     700,000(8)           6.49%
1110 West Kettleman Ln.
Suite 48
Lodi, CA  95240

Michelle Howell                                600,000(9)           5.56%
1110 West Kettleman Ln.
Suite 48
Lodi, CA  95240

     *Less than 1%.
     (1) Unless otherwise indicated, this column reflects amounts as to which the beneficial owner has sole voting power and sole investment power.  The number of shares of common stock outstanding on July 31, 2001, was 10,790,845.

     (2) Of the total shares beneficially owned by Mr. Yotty, 2,325,000 are held in a family trust for which he is one of the trustees.  He is deemed to share beneficial ownership of the shares with the trust.  Also, 50,000 shares are held in the name of NCS-Network Communications Solutions, LLC, a Nevada limited liability company.  Mr. Yotty is deemed to share beneficial ownership of the shares with this entity.  Mr. Yotty also holds options to purchase
300,000 shares which are exercisable within sixty days.  The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Yotty.

     (3) Mr. Martin holds options to purchase 175,000 shares which are exercisable within sixty days.  The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Martin.

     (4) Mr. Goehring holds options to purchase 200,000 shares which are exercisable within sixty days.  The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. Goehring.

     (5) Mr. Bevilacqua is the sole record and beneficial owner of 50,000 of these shares.  He also holds options to purchase 50,000 shares, of which
12,500 are exercisable within sixty days.  The shares underlying these exercisable options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr.
Bevilacqua.

     (6) Mr. Schaffer is the sole record and beneficial owner of 50,000 of these shares.  He also holds options to purchase 50,000 shares, of which
12,500 are exercisable within sixty days.  The shares underlying these exercisable options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr.
Schaffer.

     (7) Mr. McKay holds options to purchase 100,000 shares which are exercisable within sixty days.  The shares underlying these options are included in the table and are considered to be outstanding for purposes of computing the percentage interest held by Mr. McKay.

     (8) Of the total shares beneficially owned by Mr. Howell, 12,500 are owned by a family trust; Mr. Howell disclaims any voting or investment power for the shares owned by the family trust.  Also, 100,000 shares are owned directly and in the name of Intermountain Marketing Associates LLC, an entity controlled by Mr. Howell; he is deemed to share beneficial ownership of these shares with this entity.  Also, 537,500 are owned directly and in the name of
Outlander LLC, an entity controlled by Michelle Howell, the wife of Mr.
Howell; Mr. Howell disclaims any voting or investment power for the shares owned by this entity.  Also, 50,000 shares are held in the name of NCS-Network
Communications Solutions, LLC, a Nevada limited liability company; Mr. Howell disclaims any voting or investment power for the shares owned by this entity.

     (9) Of the total shares beneficially owned by Mrs. Howell, 12,500 are owned by a family trust for which she is the trustee; she is deemed to share beneficial ownership of these shares with the trust.  Also, 537,500 are owned directly and in the name of Outlander LLC; she is deemed to share beneficial ownership of these shares with this entity.  Also, 50,000 shares are held in the name of NCS-Network Communications Solutions, LLC, a Nevada limited liability company; Mrs. Howell is deemed to share beneficial ownership of these shares with this entity and with NIBG, LLC, an entity controlled by the family trust and which shares a beneficial interest in these shares.

EXECUTIVE COMPENSATION

GENERAL

     The following summary compensation table sets forth the aggregate executive compensation awarded to, earned by, or paid to the named executive officers for all services rendered in all capacities to our company or any of its subsidiaries for the years ended December 31, 2000, 1999, and 1998:

                                                          LONG-TERM
                                ANNUAL COMPENSATION       COMPENSATION

                                                                                     Securities
                                                                      Restricted     Under
Name and                                                 Other Annual Stock          lying
Principal Position(s)     Year     Salary     Bonus      Compensation Award(s)       Options
                                     ($)        ($)        ($)         ($)             (#)

William D. Yotty          2000     -0-          -0-          -0-          -0-          100,000
Chairman & CEO            1999     -0-          -0-      $203,416         -0-          -0-
                          1998     -0-          -0-          -0-          -0-          -0-

Jeff McKay,               2000     $281,538     -0-       $28,100         -0-          100,000
President(1)              1999      $17,107     -0-      $203,416         -0-          -0-
                          1998     -0-          -0-          -0-          -0-          -0-

Harry T. Martin,          2000      $83,464     -0-       $10,300     $112,500          50,000
CFO                       1999      $11,831     -0-          $546      $62,500          25,000
                          1998     -0-          -0-          -0-          -0-          -0-

     (1) Mr. McKay resigned as president on December 1, 2000.

     The amounts listed as other annual compensation during 1999 were cash dividends to the named persons who were shareholders at the time of such distributions which were paid during 1999.

     The following option grants table sets forth the options granted to the named executive officers during the year ended December 31, 2000:

                         Number of                Percent of Total
                         Securities               Options Granted
                         Underlying               to Employees          Exercise       Expiration
     Name                Options                  In Fiscal Year        Price          Date
                             (#)                                        ($/Sh)

     William D. Yotty     100,000                    8.69%               $1.00          1/3/03
     Jeff McKay           100,000                    8.69%               $1.00          1/3/03
     Harry T. Martin       50,000                    4.34%               $1.00          1/3/03

     No options were exercised by any of the named executive officers during the year ended December 31, 2000.  The following table sets forth the year-end option numbers and values of the named executive officers:

                              Number of
                              Securities Underlying               Value of Unexercised
                              Unexercised Options                 In-The-Money Options
                              At Fiscal Year-end (#)              At Fiscal Year-end ($)
     Name                     Exercisable/Unexercisable           Exercisable/Unexercisable

     William D. Yotty          100,000/-0-                              $125,000
     Jeff McKay                100,000/-0-                              $125,000
     Harry T. Martin            75,000/-0-                              $ 93,750

EXECUTIVE EMPLOYMENT AGREEMENTS

     We employed Mr. Martin as chief financial officer commencing October 15,
1999, at a monthly salary of $5,000.  We also issued 25,000 shares to Mr.
Martin as a signing bonus for accepting the position of chief financial officer and granted options to him under our 1998 stock option plan to purchase up to 25,000 shares at any time before October 15, 2002 at $1.00 per share.  These options have all vested.  In December 2000 and January 2001 we also granted him 75,000 shares as a stock bonus under our 2000 plan, all of which shares are fully vested.  We have also agreed to pay his health insurance premiums.

     None of our other executive officers has a written employment agreement.

COMPENSATION OF DIRECTORS

     All expenses of a director related to attending board meetings are reimbursed and any additional expenses incurred by a director in performing duties for our company will be reimbursed as authorized and directed by the
Chairman.  In connection with services rendered as a director during the year ended December 31, 2000, we granted stock options and stock bonuses to Brian
McClure, a former director.  Mr. McClure received options to purchase 300,000 shares under our 1998 stock option plan, 100,000 of which were cancelled in
December 2000, and 50,000 shares as a stock bonus under our 2000 plan.  In connection with the acceptance by Messers Bevilacqua and Schaffer of positions as directors on July 18, 2001, we issued 50,000 fully vested shares to each person under our 2000 Stock Option/Stock Issuance Plan and granted options under the plan to each person to purchase 50,000 shares of our common stock at
$1.00 per share.  The options vest at the rate of 25% per quarter with the quarter beginning on June 1, 2001, such that 25% shall vest on August 31,
2001, 25% on November 30, 2001, 25% on February 28, 2002, and 25% on May 31,
2002.  The options expire on May 31, 2003.

STOCK OPTION PLANS

     1998 Employee Stock Option Plan

     On November 3, 1998, we adopted an employee stock option plan which we amended effective January 3, 2000, pursuant to which we were authorized to grant up to 3,000,000 options to our key employees, officers, directors, and consultants.  On December 12, 2000, the Board of Directors and shareholders approved amendments to the 1998 plan reducing the number of shares eligible under the plan to 1,176,000 and changing the name of the plan to the "PayStar
Communications Corporation 1998 Employee Stock Option Plan." Awards under the
1998 plan consist of both non-qualified options and options intended to qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue
Code of 1986, as amended.

     The 1998 plan is administered by the Board of Directors which determined the persons to whom awards were granted, the number of awards granted and the specific terms of each grant, including the vesting thereof, subject to the provisions of the 1998 plan.

     In connection with qualified stock options, the exercise price of each option may not be less than 100% of the fair market value of the common stock on the date of grant (or 110% of the fair market value in the case of a grantee holding more than 10% of our outstanding stock).  The aggregate fair market value of shares for which qualified stock options are exercisable for the first time by such employee (or 10% shareholder) during any calendar year may not exceed $100,000.  Non-qualified stock options granted under the plan may be granted at a price determined by the Board of Directors, not to be less than the fair market value of the common stock on the date of grant.

     The 1998 plan also contains certain change in control provisions which could cause options and other awards to become immediately exercisable.
Payment of the exercise price may be in cash, certified check, our common stock, or cancellation of indebtedness.

     At July 31, 2001, we had outstanding 1,041,000 options granted by the
Board of Directors under the 1998 plan.  Management does not intend to grant any future options under this plan.

     2000 Stock Option/stock Issuance Plan

     On December 12, 2000, the Board of Directors and shareholders adopted the
2000 Stock Option/Stock Issuance Plan.  The purpose of the 2000 plan is to provide eligible persons an opportunity to acquire a proprietary interest in our company and as an incentive to remain in our service.  There are 3,000,000 shares of common stock currently authorized for nonstatutory and incentive stock options and stock grants under the 2000 plan.  The material terms and conditions of the 2000 plan are set forth below under the discussion of the amendment to the plan.

NAME CHANGE

     The Board of Directors and the shareholders owning a majority of the voting control of our company have approved the change of the name of the corporation from "PayStar Communications Corporation" to "PayStar Corporation"
by means of an amendment to our articles of incorporation.  The corporate name change and the amendment to our articles of incorporation will become effective upon the filing of a certificate of amendment to the articles of incorporation with the Secretary of State of Nevada, which is expected to occur twenty days following the mailing of this information statement to our shareholders.

     Our current business includes operations in areas other than just communications.  For example, we also manage cashless ATM machines and conduct operations in the Internet field.  Accordingly, management believes that with the name "PayStar Communications Corporation" there is a possible perception that our business is limited to the communications field.  Management believes that the name "PayStar Corporation" permits us to be identified as a company which is not limited solely to the communications industry.  Management has decided to retain the "PayStar" portion of the name because of its recognition with customers and its identity in the business community.

     The Board of Directors believes that the name change, and accordingly the proposed amendment, are in the best interests of our company and its stockholders.

     The affirmative vote of the holders of a majority of the outstanding shares of common stock is required for approval of an amendment of the articles of incorporation under Nevada General Corporation Law.  Management has obtained this approval through the written consent of shareholders owning a majority of the voting control of our company.  Thus, a meeting to approve the name change and the amendment to the articles of incorporation is unnecessary, and management decided to forego the expense of holding a meeting to approve this matter.

     The text of the amendment to the articles of incorporation is as follows:
"Article I of the Articles of Incorporation shall be and it hereby is amended to read in its entirety as follows: 'The name of the corporation is PayStar
Corporation.'"

AMENDMENT TO THE COMPANY'S 2000 PLAN

     On July 31, 2001, the Board of Directors amended the 2000 Stock
Option/Stock Issuance Plan to increase the number of shares available for grant of options or stock under the 2000 plan from 3,000,000 to 10,000,000 shares.  The amendment was approved by shareholders owning a majority of the voting power of the corporation on July 31, 2001.  A copy of the 2000 plan, as amended is set forth in Appendix "A" to this information statement.  The amendment to the 2000 plan will not become effective until twenty days following the mailing of this information statement to the shareholders.  The
2000 plan provides for the granting of stock options or the issuance of stock to the employees, officers, and consultants of our company.  Approximately seventy employees, officers and directors were eligible to participate in the
2000 plan as of July 31, 2001.  Except for the increase in the number of shares available for issuance thereunder, the 2000 plan remains unchanged.

     The purpose of the 2000 plan is to provide eligible persons an opportunity to acquire a proprietary interest in our company and as an incentive to remain in our service.  Awards under the 2000 plan consist of both non-qualified options and options intended to qualify as "Incentive Stock
Options" under Section 422 of the Internal Revenue Code, and stock grants.

     We currently maintain a 1998 Stock Option Plan and the 2000 plan.
Options to purchase all of the shares authorized under the 1998 plan have been granted as of July 31, 2001, and no further stock options may be granted under
such plan.   Options to purchase an aggregate of 1,276,000 shares have been granted under the 1998 plan, of which no options had been exercised and options for 235,000 shares had been terminated or otherwise expired. As of
July 31, 2001, no shares remained available for issuance under the 1998 plan.

     The Board of Directors believes that the amendment to the 2000 plan will be in the best interests of the company.  As of July 31, 2001, options to purchase 1,645,000 shares of our common stock had been reserved for exercise of options granted under the 2000 plan and 2,069,000 shares had been granted, leaving no shares remaining available for the grant of options or stock issuances under the 2000 plan.  At July 31, 2001, options to purchase 731,250 had not vested.  As of July 31, 2001, no options granted under the 2000 plan had been exercised.

     The following discussion sets forth the material terms and conditions of the 2000 plan:

ADMINISTRATION

     The 2000 plan is administered by our Board of Directors which acts as the plan administrator.  However, at the discretion of the board, it may establish a committee of members of the board to which committee the board may delegate administration of the plan.  Members of the board are elected by the shareholders at the annual meeting of shareholders for a term of one year.
Our bylaws provide that annual meetings are to be scheduled by the Board of
Directors.  Directors can be removed from office at a special meeting of shareholders called for that purpose.  One of the directors of our board,
William D. Yotty, is also an executive officer and is our principal shareholder.  Non-employee members of the board, and non-employee members of the board of directors of our subsidiaries, are eligible to participate in the
2000 plan.

     The Board of Directors will select the employees, directors and consultants who will be granted options or issued stock under the 2000 plan and, subject to the provisions of the 2000 plan, will determine the terms and conditions and number of shares subject to each option or stock issuance. The board will also make any other determinations necessary or advisable for the administration of the 2000 plan and its determinations will be final and conclusive.

SHARES SUBJECT TO THE 2000 PLAN

     The 2000 plan authorizes the issuance of shares or the granting of either incentive stock options or non-incentive stock options to purchase in the aggregate up to 3,000,000 shares of our common stock.  The amendment to the
2000 plan will increase the number of shares available for grant of options or the issuance of shares under the 2000 plan to 10,000,000 shares.  The shares available for issuance will be increased or decreased according to any reclassification, recapitalization, stock split, stock dividend or other such subdivision or combination of our common stock.  Shares of our common stock subject to unexercised options that expire or are terminated prior to the end of the period during which options may be granted under the 2000 plan will be restored to the number of shares available for issuance under the 2000 plan.
Under the amended plan 6,286,000 shares of common stock will remain available for issuance under the 2000 plan, after giving effect to options granted as of
July 31, 2001 under the 2000 plan.

ELIGIBILITY

     The persons eligible to participate in the 2000 plan are as follows:
employees of our company and any of its subsidiaries; non-employee members of our board or non-employee members of the board of directors of any of our subsidiaries; and consultants and other independent advisors who provide services to us or any of our subsidiaries.  Options may be granted, or shares issued, to consultants or advisors who are natural persons and who provide bona fide services to us or one of our subsidiaries, provided that the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for our securities.

     The plan administrator has full authority to determine which eligible persons are to be granted options and to fix the terms of the options granted not inconsistent with the provisions of the 2000 plan.  The plan administrator also has full authority to determine which eligible persons are to be issued shares pursuant to the plan and the terms upon which those shares are to be issued not inconsistent with the provisions of the 2000 plan.  In general, there is no limitation regarding the amount of securities that an eligible optionee or participant may receive or purchase.

ISSUANCE OF STOCK AND EXERCISE PRICE OF OPTIONS

     The plan administrator will determine the number of shares to be issued under the stock issuance program and the purchase price thereof, and the number of shares that the optionee may purchase upon exercise of the option and the price at which the shares may be purchased.  The aggregate fair market value as of the respective date or dates of the grant of any one or more options to any employee under the 2000 plan, or any other option plan of our company or its subsidiaries, which may for the first time become exercisable as an incentive stock option during any one calendar year cannot exceed the sum of $100,000.  To the extent that an employee holds two or more of such options which become exercisable for the first time in the same calendar year, the $100,000 limitation on the right to exercise of those options as incentive stock options will be applied on the basis of the order in which the options were granted.  Those options which are included in any amounts in excess of the $100,000 limitation will be deemed to be nonstatutory options and exercisable as nonstatutory options.

     Stock issued under the stock issuance plan may vest immediately or upon terms established by the plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

     Irrespective of whether a participant's shares are vested or are held in escrow, a participant to whom shares under the stock issuance plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

TERM

     The 2000 plan will continue in effect until all of the stock available for grant or issuance have been acquired through exercise of options or grants of shares, or until December 31, 2009, whichever is earlier.  The 2000 plan may also be terminated in the event of certain corporate transactions such as a merger or consolidation or the sale, transfer or other disposition of all or substantially all of our assets.  The plan may be terminated earlier or modified by the board provided that no rights of optionees or participants may be altered unless with the consent of the persons holding options or shares of common stock pursuant to the 2000 plan who are affected.

     All options available to be granted, and stock to be issued, under the
2000 plan must be granted or issued by December 31, 2009.  The plan administrator will determine the actual term of the options but no option will be exercisable after the expiration of 10 years from the date granted.  No incentive stock option granted to an employee who owns more than 10% of the combined voting power of all the outstanding classes of stock in the Company may be exercised after five years from the date of grant.  All options and unvested stock issuances outstanding at December 31, 2009, under the 2000 plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

     The options granted pursuant to the 2000 plan are not be transferable except by will or the laws of descent and distribution.  Shares granted under the stock issuance program are not transferable until the shares are vested.

MATERIAL TERMS OF STOCK OPTIONS

     Stock option awards under the 2000 plan consist of nonstatutory stock options (NSOs) and incentive stock options (ISOs).  ISOs may be granted only to our employees or the employees of one of our subsidiaries.

     The purchase price under each option is established by the plan administrator, but in no event will it be less than 100% of the fair market value of our common stock for ISOs and 85% for NSOs.  The price applicable to any option holder who holds more than 10 percent of our outstanding common stock, or the stock of any of our subsidiaries, will be 110% percent of fair market value. The aggregate exercise price, plus applicable taxes, are due and payable in cash or check on the date of the exercise of an option.  However, the plan administrator may permit payment of the total amount due by a full-recourse, interest-bearing promissory note; payroll deductions in installments; shares of our common stock valued at fair market value on the date of exercise of the option; or through a special sale and remittance procedure through a designated brokerage firm.

     The plan administrator will fix the terms of each option, but no option can be granted for a term in excess of 10 years.  The term of such an option will not be longer than five years in the case of any option holder who holds, on the date of the grant of an ISO, more than 10% of the outstanding common stock of our company or any of its subsidiaries. Upon termination of services for us or one of our subsidiaries, the option holder will have a limited time in which to exercise vested options.  The plan administrator will not impose a vesting schedule upon any options granted which provides for exercise of an option for less than 20 percent of the shares subject to the option and with an initial installment for vesting which is fixed for a longer period than one year from the date of grant of the option.

     During the lifetime of the person to whom an option has been granted, only that person has the right to exercise the option and that person cannot assign, encumber or transfer any right to the option.  Upon the death of the person to whom an option has been granted, the option may be exercised only by those persons who inherit from the holder of the option by will or under the applicable laws of descent and distribution.

     A person to whom an option has been granted will not have any rights as a shareholder until the option has been exercised, the full exercise price and withholding taxes payable have been paid respecting the shares issuable upon exercise of the option, and the person exercising the option has become a shareholder of record.

     The plan administrator has the authority, with the consent of the option holder affected, to cancel outstanding options and to grant in substitution therefore new options covering the same or a different number of shares at an exercise price per share based upon the fair market value per share of such stock on the date of the grant of a new option.

     If an employee is terminated for misconduct, the options granted to him will terminate immediately upon his employment termination date.  Upon termination of employment with or service to our company or any of its subsidiaries of an optionee, except termination for misconduct, the following provisions will apply:

-     An option can not vest as to any shares after termination of service of an optionee.

-     After termination of employment or service of an optionee for any reason other than disability, death or termination for misconduct, the optionee will have a period of three months following the date of termination of employment or service of the optionee within which to exercise all options which have vested as of the date of such termination.

-     Upon termination of service by reason of total disability, the optionee will have a period of 12 months following the date of termination within which to exercise all options which have vested as of the date of such termination.

-     If the employment or service of an optionee terminates by reason of the death of that optionee the personal representative of the estate of the deceased optionee or the person or persons to whom an option passes by will or the laws of descent and distribution will have a period of 12 months within which to exercise all options which have vested at the date of the death of the optionee.

-     Under no circumstance of termination of employment or service will any options be exercisable after the specified term of the option has expired.

-     The plan administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to extend the period of time for which the option is to remain exercisable following optionee's cessation of service or death from the limited period otherwise in effect for that option to such greater period of time as the plan administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or permit the option to be exercised, during the applicable post-service exercise period, not only with respect to the number of vested shares for which such option is exercisable at the time of the optionee's cessation of service but also with respect to one or more additional installments in which the optionee would have vested under the option had the optionee continued in service.

MATERIAL TERMS OF STOCK GRANTS

     At the discretion of the plan administrator, the consideration provided for the issuance of our shares under the stock issuance plan will be satisfied in one or more of the following ways, or combinations thereof:
     -     in cash or check payable to us;
     -     issuing of a full-recourse promissory note;
     -     payroll deductions in installments;
     -     past services rendered to our company or one of its subsidiaries; or
     -     the agreement of a participant to accept employment and the undertaking and performance of services with or to our company or one of its subsidiaries.

     Stock issued under the stock issuance plan may vest immediately or upon terms established by the plan administrator, provided that at least 20 percent of the total shares subject to a vesting schedule will fully vest in each calendar year on the anniversary date of the issuance of the shares.

     Irrespective of whether a participant's shares are vested or are held in escrow, a participant to whom shares under the stock issuance plan have been issued will have the right to vote those shares and to receive any regular cash dividends paid on those shares.

     If employment with or service to us terminates for whatever cause at a time when the participant holds unvested shares issued under the stock issuance plan, those shares will be immediately surrendered to us and cancelled.  In the event the participant paid for the shares surrendered in cash or cash equivalent, the amount of that consideration will be repaid.  In the event that the participant furnished a promissory note in payment of shares surrendered, the remaining balance of that note attributable to the surrendered shares will be cancelled.  In the sole discretion of the plan administrator, the surrender and cancellation of any unvested shares issued under the stock issuance plan may be waived at anytime by the plan administrator subject to such terms and conditions or on no terms and conditions as the plan administrator may determine.

FEDERAL INCOME TAX CONSEQUENCES OF THE PLANS

     The following is a general discussion of the federal income tax effects of participating in the 2000 plan.  Because the application and effect of federal taxation depends for specific results on the precise circumstance of the individual option holder and individual participant in the 2000 plan, persons are directed to seek the advice of their legal and tax professionals for specific appropriate guidance in respecting options and shares acquired under the 2000 plan.  Moreover, because state and local laws respecting income taxes are variable, persons are further directed to seek the advice of such professionals regarding the effect of these laws.

     The Option Grant Program

     Incentive Stock Options.  Generally, neither the grant of an ISO nor the exercise of that option and acquisition of shares of common stock causes the recognition by the optionee of federal income taxes except as a particular optionee may be liable for such taxation under the alternative minimum tax provisions of the Internal Revenue Code discussed below.  No withholding of federal taxes is required  upon the exercise of an ISO or disposition of the shares of common stock acquired by exercise of that option.  In order to qualify for the federal income tax benefits afforded by IBOS, an optionee must hold shares of common stock acquired by exercise of an ISO for a period of two years from the date of the grant of the option and for a period of one year after the date of exercise of the option before the optionee disposes of those shares.  An earlier disposition of those shares, generally, will be a disqualifying disposition.  On a qualifying disposition of shares of common stock acquired by exercise of an ISO, any gain or loss will be recognized by the optionee as a capital gain or loss.  This means that the rate of taxation on gain, if any, generally, will be lower than the rate of taxation applicable to ordinary income on the amount of the gain.  Gain, if any, will be the amount received on disposition by the optionee of the shares of common stock acquired by exercise of an ISO in excess of the amount paid for those shares of common stock.

     Not all dispositions of shares of common stock, though held for less than the specified holding periods of two and one years will be disqualifying dispositions.  Examples are transfer by will or under the laws of descent and distribution; certain exchanges of stock for stock provided for in the
Internal Revenue Code; transfer to a pledges, but not sales by the pledges;
transfer by a spouse to a spouse incident to a divorce decree; and certain transfers to joint ownership by the optionee and another person.  Upon a disqualifying disposition where the optionee realizes a gain, that portion of the gain by which the fair market value of the shares of common stock on the date of exercise of the ISO exceeds the exercise price for those shares on the date of exercise of the option, will be taxed at ordinary income rates.  The remainder of the gain, if any, will be taxed at, generally, more favorable capital gain rates.  However, a particular optionee may be liable to the alternative minimum tax provisions of the Internal Revenue Code.

     The excess, if any, of the fair market value of shares of common stock on the date of exercise of an ISO over the exercise price paid for those shares on the date of such an exercise, will be subject to an adjustment dictated by alternative minimum tax requirements depending upon the overall personal income of a particular optionee.  When the alternative minimum tax provisions apply, and there is a disposition of the relevant shares of common stock and, further, depending upon whether the disposition is a qualifying or a disqualifying disposition of the relevant shares a portion of any gain may be taxed as ordinary income and a portion of such gain may be taxed as capital gain.  In some cases, the capital gain rates, in these circumstances, are higher than normal capital gain rates but more favorable than ordinary income tax rates.

     Internal Revenue Code Section 83(b) does not permit acceleration of ordinary income to the time of the exercise of an unbelted ISO under regular federal income tax regulations.  This section does permit such acceleration where the alternative minimum tax provision apply.

     Nonstatutory Stock Options.  Generally, the exercise of an NSO results in ordinary income taxable to the optionee at rates applicable to that optionee in an amount equal to the difference in the price paid for shares of common stock on exercise of the option and the fair market value of those shares on the date of exercise of the NSO.  Upon the exercise of an NSO, the optionee must pay withholding taxes, social security taxes and medicare taxes applicable to ordinary income taxable upon exercise of the NSO.  In certain circumstances, where shares of common stock are acquired upon exercise of an
NSO because the optionee cannot transfer those shares and the optionee is subject to a forfeiture applicable to those shares as, for example, where the optionee is an officer or director of the issuer or the holder of more than
10% of the outstanding shares of common stock of the issuer, and is therefore, subject to forfeiture under Rule 16(b) of the Exchange Act or where the shares purchased are unvested option shares, ordinary income otherwise taxable to the optionee is deferred until the relevant shares of common stock are either transferable or not subject to forfeiture.  Notwithstanding that taxation of ordinary income is normally deferred in the circumstances described above, an optionee may elect to recognize ordinary income taxable at the time of exercise of an NSO as permitted under Section 83(b) of the Internal Revenue
Code.

     The Stock Issuance Plan

     Any shares of common stock issued to a participant as a bonus or as an incentive to accept employment with the issuer or any of its subsidiaries will be subject to federal taxation as ordinary income in the amount of the fair market value of those shares on the date of issuance.  In circumstances when a participant purchases shares of common stock under our stock issuance plan at a price less then the fair market price of those shares on the date of issuance thereof, the participant will have taxable ordinary income in the amount of the difference between the price paid for the relevant shares and the fair market value thereof on the date of issuance of the shares.  In either case, the participant will have to pay applicable withholding taxes, social security taxes and medicare taxes.

PREVIOUSLY GRANTED OPTIONS

     As of July 31, 2001, we had granted options to purchase an aggregate of
1,645,000 shares under the 2000 plan at a weighted average exercise price of
$1.06 per share.  Of such options, 913,750 shares and 731,250 shares were vested and unvested, respectively, and no options granted under the 2000 plan had been exercised.  The following table sets forth information as of July 31,
2001, concerning all option grants made during fiscal 2000 and the seven months ended July 31, 2001, under both the 1998 Plan and the 2000 Plan with respect to (i) the named executive officers; (ii) all current executive officers as a group; (iii) all current Directors who are not executive officers as a group; (iv) each person who has received or is to receive 5% of such options or rights; and (v) all employees, including all current officers who are not executive officers, as a group:

                                                                 Options Granted During Fiscal
                                                                 Year 2000 and the
                                        Weighted Average         Seven Months
                                        Exercise Price           Ended July 31, 2001

     William D. Yotty, CEO               $1.00                    300,000

     Harry T. Martin, CFO                $1.00                    175,000

     Jeff McKay, President(1)            $1.00                    100,000

     All current executive officers as
     a group (2 persons)                 $1.00                    400,000

     All current directors who are not
     executive officers as a group
     (3 persons)                         $1.00                    300,000

     All employees, including current
     officers who are not executive
     officers, as a group (25 persons   )$1.05                  1,911,000

     (1) Mr. McKay resigned as president on December 1, 2000.

     As of July 31, 2001, the market value of the common stock underlying the
2001 plan was $1.80 per share.

AMENDMENTS TO THE 2000 PLAN

     The Board of Directors has complete and exclusive power and authority to amend or modify the 2000 Plan.  However, no amendment or modification can adversely affect the rights and obligations with respect to options or unvested stock issuances which are outstanding under the 2000 Plan unless the optionee or the participant consents to the amendment or modification.  Also, the Board of Directors cannot amend the 2000 Plan, without shareholder approval, in a manner which would:

     -     cause options which are intended to qualify as incentive options to fail to qualify;
     -     increase the number of shares issuable over the term of the plan;
     -     cause the plan to fail to meet the requirements of Rule 16b-3; or
     -     violate applicable law.

     Options may be granted, and shares may be issued, under the 2000 plan which are in each instance in excess of the number of shares then available for issuance, so long as any excess shares actually issued would be held in escrow until shareholder approval is obtained to amend the plan to increase the number shares available for issuance.  If shareholder approval were not obtained within twelve months after the date the first excess of issuances are made, then any unexercised options granted on the basis of this excess shares would terminate and cease to be outstanding and we would promptly refund to the optionees and the participants the exercise or purchase price paid for any excess shares issued under the 2000 Plan and held in escrow, together with interest for the period the shares were held in escrow, and the shares would thereupon be automatically canceled and cease to be outstanding.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of our outstanding common stock was required for the approval of the amendment to the
2000 plan.  On July 31, 2001, shareholders owning 5,490,900 shares approved the amendment to the 2000 plan.

ADDITIONAL INFORMATION

     PLEASE READ THE ENTIRE DOCUMENT.  Further information is available by request or can be accessed on the Internet.  PayStar is subject to the informational requirements of the Exchange Act, and in accordance therewith files annual and quarterly reports, proxy statements and other information with the SEC.  Reports, proxy statements and other information filed by
PayStar can be accessed electronically by means of the SEC's home page on the
Internet at http://www.sec.gov or at other Internet sites such as
http://www.freeedgar.com.  You can read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 450 Fifth Street, N.W.,
Washington, D.C. 20549.  You can obtain information about the operation of the
SEC's Public Reference Room by calling the SEC at 1-800-SEC-0330.  A copy of any public filing is also available, at no charge, by contacting our chief financial officer, Harry T. Martin, at (209) 339-0483.

                              By Order of the Board of Directors

                              /s/ William D. Yotty, Chairman

Lodi, California
July 31, 2001

APPENDIX "A"

PAYSTAR COMMUNICATIONS CORPORATION

2000  STOCK  OPTION/STOCK  ISSUANCE  PLAN

I.GENERAL PROVISIONS

A.  PURPOSE OF THE PLAN

     This 2000 Stock Option/Stock Issuance Plan (the "Plan") is intended to aid the Corporation (or any Parent or Subsidiary) in maintaining and developing a management team, attracting qualified officers and employees capable of assisting in the future success of the Corporation, and rewarding those individuals who have contributed, or may contribute in the future, to the success of the Corporation (or any Parent or Subsidiary).  It is designed to aid the Corporation (and any Parent or Subsidiary) in retaining the services of executives and Employees and in attracting new personnel when needed for future operations and growth and to provide such personnel with an incentive to remain Employees of the Corporation, to use their best efforts to promote the success of the Corporation's business, and to provide them with an opportunity to obtain or increase a proprietary interest in the Corporation.
It is further designed to attract and retain the best available personnel for service as directors of the Corporation (or any Parent or Subsidiary), whether or not such individuals may otherwise be Employees.  It is also designed to permit the Corporation to reward those consultants or other independent advisors who are not Employees but who are perceived by management as having contributed to the success of the Corporation (or any Parent or Subsidiary) or who are important to the continued business and operations of the Corporation
(or any Parent or Subsidiary).

     Capitalized terms herein shall have the meanings assigned to such terms in the attached Appendix.

B.  STRUCTURE OF THE PLAN

1.  The Plan shall be divided into two (2) separate equity programs:

a.  the Option Grant Program under which eligible persons may, at the discretion of the Plan Administrator, be granted options to purchase shares of Common
Stock, and

b.  the Stock Issuance Program under which eligible persons may, at the discretion of the Plan Administrator, be issued shares of Common Stock directly, either through the immediate purchase of such shares or as a bonus for services rendered to the Corporation (or any Parent or Subsidiary) or as
an incentive to perform services for the Corporation (or any Parent or
Subsidiary).

2.  The provisions of Sections I and IV shall apply to both equity programs under the Plan and shall accordingly govern the interests of all persons under the Plan.

C.  ADMINISTRATION OF THE PLAN

1.  The Plan shall be administered by the Board.  However, any or all administrative functions otherwise exercisable by the Board may be delegated to the Committee.  Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.  The Board may also at any time terminate the functions of the
Committee and reassume all powers and authority previously delegated to the
Committee.

2.  The Plan Administrator shall have full power and authority (subject to the provisions of the Plan) to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding options thereunder as it may deem necessary or advisable.
Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any option thereunder.

D.  ELIGIBILITY

1.  The Plan Administrator shall have full authority to determine, (i) with respect to the option grants under the Option Grant Program, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a
Non-Statutory Option, the time or times at which each option is to become exercisable, the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding, and (ii) with respect to stock issuances under the Stock Issuance Program, which eligible persons are to receive stock issuances, the time or times when such issuances are to be made, the number of shares to be issued to each Participant, the vesting schedule (if any) applicable to the issued shares and the consideration to be paid or given by the Participant for such shares.

2.  The Plan Administrator shall have the absolute discretion either to grant options in accordance with the Option Grant Program or to effect stock issuances in accordance with the Stock Issuance Program.

E.  STOCK SUBJECT TO THE PLAN

1.  The stock issuable under the Plan shall be shares of authorized but unissued or reacquired Common Stock.  The maximum number of shares of Common Stock which may be issued over the term of the Plan shall not exceed 10,000,000 shares.

2.  Shares of Common Stock subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or (ii) the options are canceled in accordance with the cancellation-re-grant provisions of Section
II(E).

3.  Should any change be made to the Common Stock by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the
Corporation's receipt of consideration, appropriate adjustments shall be made to the maximum number and/or class of securities issuable under the Plan.  The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

II.  OPTION GRANT PROGRAM

A.  TYPES OF OPTIONS

          The Option Grant Program shall be comprised of two types of options as follows:

1.  Incentive Options which are options intended to qualify under the Code, subject to limiting conditions, for favorable tax treatment in respect of the recognition of ordinary income, gain, or loss and withholding requirements applicable to the exercise of the options and disposition of the shares of
Common Stock acquired upon exercise of Incentive Options.

2.  Non-Statutory Options which are those options that are not intended to qualify under the Code for favorable tax treatment in respect of the recognition of ordinary income, gain, or loss and withholding requirements applicable to the exercise of options and disposition of shares of Common
Stock acquired pursuant to the exercise of the Non-Statutory options.  The
Option grant program intends that the treatment of such transactions in respect of Non-Statutory Options will be governed by the taxation rules applicable to the transfer of property in connection with the performance of services.

B.  OPTION TERMS APPLICABLE TO BOTH INCENTIVE AND NON-STATUTORY OPTIONS

1.  Option Agreements.

     Each option shall be evidenced by one or more option agreements between the Corporation and the Optionee.  Option agreements shall designate the number of shares and the exercise price of the Option to which it pertains, and shall set forth the vesting schedule of the Option or state that the
Option is vested immediately.  The option agreements shall be in writing, dated as of the date the option is granted, and shall be executed on behalf of the Corporation by such officers as the Board shall authorize.  Option agreements shall be in such form and contain such additional provisions as the
Plan Administrator shall prescribe, but in no event shall they contain provisions inconsistent with the provisions of this Plan.

2.  Exercise Price.

a.  The exercise price per share shall be fixed by the Plan Administrator for
Incentive and Non-Statutory Options as set forth below.

b.  The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section IV(A) and the documents evidencing the option, be payable in cash or check made payable to the
Corporation.  The Plan Administrator, in its discretion, may also permit the exercise price to be paid partly in cash and/or as follows:

(1)in shares of Common Stock valued at Fair Market Value on the Exercise Date,
or

(2)to the extent the option is exercised for vested shares, through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (A) to a
Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the
Corporation by reason of such exercise, and (B) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale.

c.  Except to the extent such sale and remittance procedure is utilized, payment of the exercise price for the purchased shares must be made on the Exercise
Date.

3.  Exercise and Term of Options.

      Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by the Plan
Administrator and set forth in the documents evidencing the option grant.
However, no option shall have a term in excess of ten (10) years measured from the option grant date.  The terms of Incentive and Non-Qualified Options shall be fixed by the Plan Administrator within the limits specified below.

4.  Effect of Termination of Service.

a.  The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

(1)Should the Optionee cease to remain in Service for Misconduct, then the options shall terminate on the date of cessation of the Service.

(2)Should the Optionee cease to remain in Service for any reason other than
Misconduct, Disability or death, then the Optionee shall have a period of three (3) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(3)Should Optionee's Service terminate by reason of Disability, then the
Optionee shall have a period of twelve (12) months following the date of such cessation of Service during which to exercise each outstanding option held by such Optionee.

(4)If the Optionee dies while holding an outstanding option, then the personal representative of his or her estate or the person or persons to whom the option is transferred pursuant to the Optionee's will or the laws of inheritance shall have a twelve (12) month period following the date of the
Optionee's death to exercise such option.

(5)Under no circumstances, however, shall any such option be exercisable after the specified expiration of the option term.

(6)During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service.
Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised.  However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding with respect to any and all option shares for which the option is not otherwise at the time exercisable or in which the Optionee is not otherwise at that time vested.

b.  The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

(1)extend the period of time for which the option is to remain exercisable following Optionee's cessation of Service or death from the limited period otherwise in effect for that option to such greater period of time as the Plan
Administrator shall deem appropriate, but in no event beyond the expiration of the option term; and/or

(2)permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested shares of
Common Stock for which such option is exercisable at the time of the
Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

5.  Shareholder Rights.  The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price, and become a holder of record of the purchased shares.

6.  Vesting Provisions.  The Plan Administrator may not impose a vesting schedule upon any option grant which is more restrictive than twenty percent
(20%) per year vesting, with the initial vesting to occur not later than one
(1) year after the option grant date.

7.  Limited Transferability of Options.  During the lifetime of the Optionee, the option shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death.

8.  Withholding.  The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options granted under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

C.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options.
Except as modified by the provisions of this Section II(C), all the provisions of the Plan shall be applicable to Incentive Options.  Options which are specifically designated as Non-Statutory Options shall not be subject to the terms of this Section II (C).

1.  Eligibility.  Incentive Options may only be granted to Employees.

2.  Exercise Price.  The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per share of Common Stock on the option grant date.  For options granted to a 10% Shareholder, the exercise price per share shall not be less than one hundred ten percent (110%) of the
Fair Market Value per share of Common Stock on the option grant date.

3.  Dollar Limitation.  The aggregate Fair Market Value of the shares of Common
Stock (determined as of the respective date or dates of grant) for which one or more options granted to any Employee under the Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options during any one (1) calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options shall be applied on the basis of the order in which such options are granted.

4.  Option Term for 10% Shareholder.  If any Employee to whom an Incentive
Option is granted is a 10% Shareholder, then the option term shall not exceed five (5) years measured from the option grant date.

D.  NON-STATUTORY OPTIONS

     The terms specified below shall be applicable to all Non-Statutory
Options.  Except as modified by the provisions of this Section II(D), all the provisions of the Plan shall be applicable to Non-Statutory Options.

1.  Eligibility.  Non-Statutory Options may be granted to the following persons:

a.  Employees,

b.  non-employee members of the Board or the non-employee members of the board of directors of any Parent or Subsidiary, and

c.  consultants and other independent advisors who provide services to the
Corporation (or any Parent or Subsidiary), provided that such consultants or advisors are natural persons; that they provide bona fide services to the
Corporation (or the Parent or Subsidiary); and that the services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Corporation's securities.

2.  Exercise Price.  The exercise price per share covered by a Non-Statutory
Option shall not be less than eighty-five percent (85%) of the Fair Market
Value per share of Common Stock on the option grant date.

E.  CORPORATE TRANSACTION

1.  The Plan and each option outstanding under the Plan at the time of a
Corporate Transaction shall terminate and cease to be outstanding, but only after each Optionee (or the successor in interest) has been given, for the period of ten (10) days ending five (5) days before the effective date of the
Corporate Transaction (or such longer period as the Board may specify), the right to exercise any unexpired option in full or in part, but only to the extent that, on the date of such Corporate Transaction, such Optionee's right to exercise such option has vested pursuant the terms of the applicable option agreement and has not previously been exercised.  However, the outstanding options shall not terminate and cease to be outstanding on such an accelerated basis if and to the extent such options are assumed by the successor corporation (or parent thereof) in the Corporate Transaction.

2.  Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction, had the option been exercised immediately prior to such Corporate Transaction.  Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan following the consummation of such
Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

3.  The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to provide for the automatic acceleration (in whole or in part)
of one or more outstanding options upon the occurrence of a Corporate
Transaction, whether or not those options are to be assumed or replaced in the
Corporate Transaction.

4.  The portion of any Incentive Option accelerated in connection with a
Corporate Transaction shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar ($100,000) limitation is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory
Option under the Federal tax laws.

5.  Subject to Section II(F) below, the grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

F.  ADJUSTMENTS

1.  If the Corporation shall at any time subdivide its outstanding shares of
Common Stock by recapitalization, reclassification or split-up thereof, or if the Corporation shall declare a stock dividend or distribute shares of Common
Stock to its stockholders, the number of shares of Common Stock purchasable upon exercise of the options immediately prior to such subdivision shall be proportionately increased in each instance, and if the Corporation shall at any time combine the outstanding shares of Common Stock by  recapitalization, reclassification or combination thereof, the number of shares of Common Stock purchasable upon exercise of the options immediately prior to such combination shall be proportionately decreased in each instance.  Any adjustment which is the result of a stock dividend or distribution shall be effective on the record date therefor.

2.  Whenever the number of shares of Common Stock purchasable upon the exercise of any of the options is required to be adjusted as provided in Section
II(F)(1) above, the exercise price per share shall be adjusted (to the nearest cent) in each instance by multiplying such exercise price per share immediately prior to such adjustment by a fraction (x) the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of the options immediately prior to such adjustment, and (y) the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.

3.  In case the Corporation shall, at any time prior to the expiration date of the options, and prior to the exercise thereof, offer to the holders of its
Common Stock any right to subscribe for additional shares of any class of the
Corporation, then the Corporation shall give written notice thereof to the registered holders of the options not less than thirty (30) days prior to the date on which the books of the Corporation are closed  or a record date fixed for the determination of stockholders entitled to such subscription rights.
Such notice shall specify the date as to which the books shall be closed or record date be fixed with respect to such offer or subscription, and the right of the holders to participate in such offer or subscription shall terminate if the options shall not be exercised on before the date of such closing of the books or such record date.

4.  If the Corporation shall take any action affecting the shares of its Common
Stock, other than that action described in this Plan, which, in the opinion of the Plan Administrator, would materially affect the rights of the holders of the options or the exercise price per share, the number of shares of Common
Stock purchasable on exercise of the options shall be adjusted in each instance and at such time as the Plan Administrator, in good faith, may determine to be equitable under the circumstances.  The adjustments determined by the Plan Administrator shall be final, binding, and conclusive.

5.  Any changes or adjustments in the number of shares of Common Stock purchasable upon the exercise of the options or in the exercise price of options, as required or authorized by this Section II(F), shall be made with respect to all authorized options whether or not they have yet been issued or outstanding at the time of the occurrence of the circumstance leading to such change or adjustment.

G.  CANCELLATION AND RE-GRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders and subject to approval of the shareholders of the Corporation, the cancellation of any or all outstanding options under the Plan and to grant in substitution therefor new options covering the same or different number of shares of Common
Stock but with an exercise price per share based on the Fair Market Value per share of Common Stock on the new option grant date.  The type and amount of consideration for the substituted options shall be subject to the approval of the Plan Administrator.

III.  STOCK ISSUANCE PROGRAM

A.  STOCK ISSUANCE TERMS

     Shares of Common Stock may be issued under the Stock Issuance Program through direct and immediate issuances without any intervening option grants.
Each such stock issuance shall be evidenced by a Stock Issuance Agreement which complies with the terms specified below.

1.  Cost of Shares.  Grants of shares of Common Stock under the Stock Issuance
Program shall be made at such cost as the Plan Administrator shall determine and may be issued for no monetary consideration, subject to applicable state law.

2.  Vesting Provisions.

a.  Shares of Common Stock issued under the Stock Issuance Program may, in the discretion of the Plan Administrator, be fully and immediately vested upon issuance or may vest in one or more installments over the Participant's period of Service or upon attainment of specified performance objectives.  However, the Plan Administrator may not impose a vesting schedule upon any stock issuance effected under the Stock Issuance Program which is more restrictive than twenty percent (20%) per year vesting, with initial vesting to occur not later than one (1) year after the issuance date.

b.  Any new, substituted or additional securities or other property (including money paid other than as a regular cash dividend) which the Participant may have the right to receive with respect to the Participant's unvested shares of
Common Stock by reason of any stock dividend, stock split, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation's receipt of consideration shall be issued subject to (i) the same vesting requirements applicable to the Participant's unvested shares of Common Stock and (ii) such escrow arrangements as the Plan Administrator shall deem appropriate.

c.  Unless specified otherwise in the Stock Issuance Agreement, the Participant shall have full shareholder rights with respect to any shares of Common Stock issued to the Participant under the Stock Issuance Program, whether or not the
Participant's interest in those shares is vested, and accordingly, the
Participant shall have the right to vote such shares and to receive any regular cash dividends paid on such shares.

d.  Should the Participant cease to remain in Service while holding one or more unvested shares of Common Stock issued under the Stock Issuance Program or should the performance objectives not be attained with respect to one or more such unvested shares of Common Stock, then those shares shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the
Participant attributable to such surrendered shares.

e.  The Plan Administrator may in its discretion waive the surrender and cancellation of one or more unvested shares of Common Stock (or other assets attributable thereto) which would otherwise occur upon the non-completion of the vesting schedule applicable to such shares.  Such waiver shall result in the immediate vesting of the Participant's interest in the shares of Common
Stock as to which the waiver applies.  Such waiver may be effected at any time, whether before or after the Participant's cessation of Service or the attainment or non-attainment of the applicable performance objectives.

3.  Non-transferability.  Shares of Common Stock granted under the Stock
Issuance program shall not be transferable until the shares are vested.

B.  CORPORATE TRANSACTION

1.  Upon the occurrence of a Corporate Transaction all unvested shares not assumed by the successor corporation (or parent thereof) shall be immediately surrendered to the Corporation for cancellation, and the Participant shall have no further shareholder rights with respect to those shares.  To the extent the surrendered shares were previously issued to the Participant for consideration paid in cash or cash equivalent (including the Participant's purchase-money indebtedness), the Corporation shall repay to the Participant the cash consideration paid for the surrendered shares and shall cancel the unpaid principal balance of any outstanding purchase-money note of the
Participant attributable to such surrendered shares.

2.  The Plan Administrator shall have the discretionary authority, exercisable either at the time the unvested shares are issued or any time while the
Corporation's repurchase rights with respect to those shares remaining outstanding, to provide that those rights shall automatically terminate on an accelerated basis, and the shares of Common Stock subject to those terminated rights shall immediately vest, in the event of a Corporate Transaction or in the event that the Participant's Service should subsequently terminate by reason of an Involuntary Termination within a period designated by the Plan
Administrator following the effective date of any Corporate Transaction in which those repurchase rights are assumed by the successor corporation (or parent thereof).

C.  SHARE ESCROW/LEGENDS

     Unvested shares may, in the Plan Administrator's discretion, be held in escrow by the Corporation until the Participant's interest in such shares vests or may be issued directly to the Participant with restrictive legends on the certificates evidencing those unvested shares.

IV.  MISCELLANEOUS

A.  FINANCING

     The Plan Administrator may permit any Optionee or Participant to pay the option exercise price or the purchase price for shares issued to such person under the by delivering a full-recourse, interest-bearing promissory note payable in one or more installments and secured by the purchased shares.  In no event shall the maximum credit available to the Optionee or Participant exceed the sum of (i) the aggregate option exercise price or purchase price payable for the purchased shares plus (ii) any Federal, state and local income and employment tax liability incurred by the Optionee or the Participant in connection with the option exercise or share purchase.

B.  EFFECTIVE DATE AND TERM OF PLAN

1.  The Plan shall become effective when adopted by the Board, but no option granted under the Plan may be exercised, and no shares shall be issued under the Plan, until the Plan is approved by the Corporation's shareholders.  If such shareholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, then all options previously granted under the Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.
Subject to such limitation, the Plan Administrator may grant options and issue shares under the Plan at any time after the effective date of the Plan and before the date fixed herein for termination of the Plan.

2.  The Plan shall terminate upon the earliest of (i) December 31, 2009, (ii)
the date on which all shares available for issuance under the Plan shall have been issued, or (iii) the termination of all outstanding options in connection with a Corporate Transaction.  All options and unvested stock issuances outstanding at that time under the Plan shall continue to have full force and effect in accordance with the provisions of the documents evidencing such options or issuances.

C.  AMENDMENT OF THE PLAN

1.  The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects, except as set forth herein.  However, no such amendment or modification shall adversely affect the rights and obligations with respect to options or unvested stock issuances at the time outstanding under the Plan unless the Optionee or the Participant consents to such amendment or modification.  In addition, the Board shall not amend the
Plan, without approval of the shareholders of the Corporation, in a manner which would:

a.  Cause Options which are intended to qualify as Incentive Options to fail to qualify;
b.  increase the number of shares of Common Stock issuable over the term of the
Plan;
c.  cause the Plan to fail to meet the requirements of Rule 16b-3; or
d.  violate applicable law.

2.  Options may be granted under the Option Grant Program and shares may be issued under the Stock Issuance Program which are in each instance in excess of the number of shares of Common Stock then available for issuance under the
Plan, provided any excess shares actually issued under those programs shall be held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of shares of Common Stock available for issuance under the Plan.  If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding and (ii) the Corporation shall promptly refund to the Optionees and the Participants the exercise or purchase price paid for any excess shares issued under the Plan and held in escrow, together with interest (at the applicable Short Term Federal Rate) for the period the shares were held in escrow, and such shares shall thereupon be automatically canceled and cease to be outstanding.

D.  USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares of
Common Stock under the Plan shall be used for general corporate purposes.

E.  WITHHOLDING

     The Corporation's obligation to deliver shares of Common Stock upon the exercise of any options or upon the vesting of any shares issued under the
Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

F.  REGULATORY APPROVALS

     The implementation of the Plan, the granting of any options under the
Plan and the issuance of any shares of Common Stock (i) upon the exercise of any option or (ii) under the Stock Issuance Program shall be subject to the
Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the options granted under it and the shares of Common Stock issued pursuant to it.

G.  NO EMPLOYMENT OR SERVICE RIGHTS

     Nothing in the Plan shall confer upon the Optionee or the Participant any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any
Parent or Subsidiary employing or retaining such person) or of the Optionee or the Participant, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.

H.  INDEMNIFICATION

     In addition to such other rights as they may have as directors or as members of the Committee, the members of the Plan Administrator shall be indemnified by the Corporation against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, and in connection with any appeal therein, to which they or any of them may be a party by reason of any action or failure to act under or in connection with this Plan or any option or stock award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Corporation) or paid by them in satisfaction of a judgement in any such action, suit, or proceeding, except in relation to matters as to which it shall be finally adjudged in such action, suit, or proceeding that such member of the Plan Administrator is liable for gross negligence or willful misconduct in the performance of his duties; provided that within 60 days after institution of any such action, suit, or proceeding (or within 30 days after service upon such member of legal process in such case, if later) a member of the Plan Administrator shall in writing offer the Corporation the opportunity, at its own expense, to handle and defend the same.

I.  RULE 16b-3

     With respect to Participates subject to Rule 16b-3, transactions under the Plan are intended to comply with all applicable provisions of Rule 16b-3.
To the extent any provision of the Plan or action by the Plan Administrator fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed  advisable by the Plan Administrator.

J.  RELATIONSHIP TO OTHER PLANS

     Nothing in this Plan shall prevent the Corporation (or any Parent or
Subsidiary) from adopting or continuing other or additional compensation arrangements, including without limitation plans providing for the granting of restricted stock awards, options, cash, or Common Stock performance bonuses.
Grants under the Plan may form a part of or otherwise be related to such other or additional compensation arrangements.

APPENDIX

The following definitions shall be in effect under the Plan:

     Board shall mean the Corporation's Board of Directors.

     Code shall mean the Internal Revenue Code of 1986, as amended.

     Committee shall mean a committee of two (2) or more non-employee Board members appointed by the Board to exercise one or more administrative functions under the Plan.

     Common Stock shall mean the Corporation's common stock.

     Corporate Transaction shall mean either of the following shareholder approved transactions to which the Corporation is a party:

(a)     a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

(b)     the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the
Corporation.

     Corporation shall mean PayStar Communications Corporation, a Nevada corporation.

     Disability shall mean the inability of the Optionee or the Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment and shall be determined by the Plan
Administrator on the basis of such medical evidence as the Plan Administrator deems warranted under the circumstances.

     Employee shall mean an individual who is in the employ of the Corporation
(or any Parent or Subsidiary), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     Exercise Date shall mean the date on which the Corporation shall have received written notice of the option exercise.

     Fair Market Value per share of Common Stock on any relevant date shall be determined in accordance with the following provisions:

(a)    If the Common Stock is at the time traded on the NASDAQ National
Market, then the Fair Market Value shall be the closing selling price per share of Common Stock on the date in question, as such price is reported by the National Association of Securities Dealers on the NASDAQ National Market
or any successor system.  If there is no closing selling price for the Common
Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(b)     If the Common Stock is at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per share of Common
Stock on the date in question on the Stock Exchange determined by the Plan
Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no closing selling price for the Common Stock on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

(c)     If the Common Stock is at the time neither listed on any Stock
Exchange nor traded on the NASDAQ National Market, then the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     Incentive Option shall mean an option which satisfies the requirements of
Code Section 422.

     Involuntary Termination shall mean the termination of the Service of any individual which occurs by reason of :

(a)     such individual's involuntary dismissal or discharge by the
Corporation for reasons other than Misconduct, or

(b)     such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation
(including base salary, fringe benefits and target bonuses under any corporate performance based bonus or incentive programs) by more than fifteen percent
(15%), or (c) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected without the individual's consent.

The Plan Administrator shall be entitled to revise the definition of
Involuntary Termination and Misconduct with respect to individual Optionees or
Participants under the Plan.

     Misconduct shall mean the commission of any act of fraud, embezzlement or dishonesty by the Optionee or Participant, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation
(or any Parent or Subsidiary), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any
Parent or Subsidiary) in a material manner.  The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the
Corporation (or any Parent or Subsidiary) may consider as grounds for the dismissal or discharge of any Optionee, Participant or other person in the
Service of the Corporation (or any Parent or Subsidiary).

     1934 Act shall mean the Securities Exchange Act of 1934, as amended.

     Non-Statutory Option shall mean an option not intended to satisfy the requirements of Code Section 422.

     Option Grant Program shall mean the option grant program in effect under the Plan.

     Optionee shall mean any person to whom an option is granted under the Plan.

     Parent shall mean any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     Participant shall mean any person who is issued shares of Common Stock under the Stock Issuance Program.

     Plan shall mean the Corporation's 2000 Stock Option/Stock Issuance Plan,
as set forth in this document.

     Plan Administrator shall mean either the Board or the Committee acting in its capacity as administrator of the Plan.

     Rule 16b-3 shall mean Rule 16b-3 promulgated under the 1934 Act by the
U.S. Securities and Exchange Commission, as amended, or any successor rule in effect from time to time.

     Service shall mean the provision of services to the Corporation (or any
Parent or Subsidiary) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     Stock Exchange shall mean either the American Stock Exchange or the New
York Stock Exchange.

     Stock Issuance Agreement shall mean the agreement entered into by the
Corporation and the Participant at the time of issuance of shares of Common
Stock under the Stock Issuance Program.

     Stock Issuance Program shall mean the stock issuance program in effect under the Plan.

     Subsidiary shall mean any corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     10% Shareholder shall mean the owner of stock (as determined under Code
Section 424(d)) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any Parent or
FSubsidiary).